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                                   EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT


SUBSIDIARY NAME                              JURISDICTION     D.B.A.
---------------                              ------------     ------
Dura (Bermuda) Trading Company Ltd.          Bermuda          n/a



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